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                                                                Exhibit 99.1


February 14, 2006

Michael S. Carney
124 Sweetwater Oaks
Peachtree City, GA 30629
USA

Dear Mike,

This letter will serve to confirm the elements of your expatriate assignment. It is intended that your assignment will be effective on or about January 5, 2006 and shall remain in effect until terminated by either party upon ninety (90) days prior written notice to the other party. Notwithstanding this, except for cause, neither party may provide notice of termination prior to March 31, 2007. You will be based in Schopfheim, Germany as a Gardner Denver, Inc. international assignee on a temporary assignment, with repatriation to Peachtree City, GA, United States, your point of origin, or reassignment to another location based upon business needs of the Company.

The terms and conditions of your assignment are summarized in this document and the following attachments:

     o   Relocation Acknowledgment Clause
     o   International Assignment Tax Equalization Agreement
     o   Summary of International Assignment Provisions

This letter, together with its attachments, states our entire understanding of your assignment. However, this letter does not modify, amend or supersede written Gardner Denver, Inc. agreements and policies that are consistent with enforceable provisions of this letter. You should not sign this letter unless you understand it. While it is not the intention of the Company to do so, some listed provisions may be changed from time to time as legal requirements may dictate, new practices may require or for other reasons at the discretion of the Company. In the event this should happen, notification will be provided. If questions should arise concerning any provision listed or any subsequent revisions to policies applicable to employees on international assignment, you are urged to consult with your International Assignment Consultant, Josi Mariano at Cendant Mobility, or Charles E. Schaut, VP Human Resources.

You will be an employee of the home country company, paid on the home country payroll. Salary actions, including timing and amounts of increases, will be consistent with the salary program in effect in your home country. While on assignment, incentive payments will be administered and paid according to the programs in the payroll country.

While you are on International Assignment, Gardner Denver, Inc. will provide you with a Goods & Services Allowance for the duration of your assignment. This payment is designed to offset the additional cost of goods and services between Peachtree City and Schopfheim (using Basel, Switzerland tables). This payment will be a supplement to your cash compensation and will not be considered a part of your normal base salary.


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Semi-annual updates will occur to adjust the Allowance up or down if necessary. Revision of the G&S Allowance will also be brought about by 10% changes in the exchange rate (up or down) between the point of origin and host locations.

Life insurance, retirement plans, disability and healthcare coverage will be provided from your payroll country while on assignment. During your pre-assignment consultation you will be provided further details regarding how your medical coverage is affected by your international assignment.

Your assignment is conditional upon the issue and maintenance of valid residency, work and/or any other permits necessary to legally reside and work in Germany.

Gardner Denver, Inc. will not guarantee the length of any international assignment. Your assignment will continue as long as mutually acceptable. A long-term assignment is expected to be for a period of less than three years. The actual time will vary and may be impacted by personal emergencies, Company business circumstances or performance.

Upon the conclusion of your assignment in Germany, you will receive a repatriation package which will include (i) an en-route travel allowance for you and your family and (ii) a miscellaneous expense allowance. We will also repatriate you by attempting to secure a similar position for you at one of Gardner Denver's U.S. locations. In the event that no such position is available, we would then provide you with twelve (12) months of severance pay.

Any disputes under this letter that cannot be resolved through negotiations between the parties shall be finally resolved by arbitration under the Commercial Arbitration Rules of the American Arbitration Association, which Rules are deemed to be incorporated by reference herein. The number of arbitrators shall be 1. The seat, or legal place, of arbitration shall be Chicago, Illinois. The governing law of this letter shall be the internal law of the State of Illinois, USA, without regards to conflict of laws principles. Judgment upon the award rendered by the arbitrator shall be deemed final, binding and non-appealable.

Please acknowledge receipt of this letter and agreement with its terms by signing the two originals and returning one to the person listed below.

Sincerely yours,

/s/ Ross J. Centanni      February 14, 2006
-------------------------------------------
Signature                 Date

Ross J. Centanni
President, CEO & Chairman of the Board

==============================================================================

ACKNOWLEDGE AND CONCUR:         /s/ Michael S. Carney        February 19, 2006
                        ------------------------------------------------------
                                Michael S. Carney                  Date

...............................................................................

This signature denotes that you have read and understood the Assignment
Letter.

Return one original to:             Charles E. Schaut

==============================================================================

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February 14, 2006

Michael S. Carney
124 Sweetwater Oaks
Peachtree City, GA 30629
USA

                      RELOCATION ACKNOWLEDGMENT CLAUSE
                      --------------------------------

I understand and agree that all relocation/allowance payments made to me or on my behalf by Gardner Denver, Inc. prior to completing one year of employment in the new assignment are in the nature of an advance, that is, I have not earned those payments until I have completed one year of employment in the new assignment.

In the event I resign, Gardner Denver, Inc. will not assume the cost for return transportation to the home country or return shipment of furniture, household goods, or personal effects except where mandated by law. Should I choose to remain in the host location, my tax equalization calculation will assume that I left the country within 30 days of separation. Should I resign within the first 12 months I will be required to repay a prorated portion of the relocation/assignment costs.

In the event of involuntary termination due to performance issues and/or job restructuring, no reimbursement is required.

If my employment with Gardner Denver, Inc. terminates prior to one year of service in the new assignment, at the time of termination of my employment I authorize Gardner Denver, Inc. to withhold from my final paycheck any assignment related monies due to Gardner Denver, Inc. in accordance with the formula stated above. In the event the amount I owe Gardner Denver, Inc. is greater than the amount of my final paycheck, I agree to pay the balance in full to Gardner Denver, Inc. within thirty (30) days of my termination date.

/s/ Michael S. Carney                      February 19, 2006
----------------------------------------   ---------------------------------
Michael S. Carney
Signature                                   Date

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                            GARDNER DENVER, INC.
                            --------------------
             INTERNATIONAL ASSIGNMENT TAX EQUALIZATION AGREEMENT
             ---------------------------------------------------

I understand and agree that Gardner Denver, Inc. will reduce my compensation by an estimated hypothetical tax. The estimated hypothetical tax is an amount which approximates my periodic estimated tax deductions calculated with reference to compensation, benefits, deductions and credits otherwise available to me had I remained in my home country, except as otherwise provided in this Agreement. In return, Gardner Denver, Inc. will advance wages that I have not yet earned to assist with the payment of my actual home and host country tax liabilities within the limits prescribed by this Agreement.

I understand that these wage advances provided by Gardner Denver, Inc. for payment of taxes constitutes an obligation by me to Gardner Denver, Inc., which will be reconciled with the final liabilities that are Gardner Denver, Inc.'s responsibility through the annual tax equalization settlement calculation. After completion of the tax equalization settlement statement for each taxable year, I agree to repay any obligation for each taxable year within thirty (30) days. If I fail to repay any obligation to Gardner Denver, Inc. within thirty (30) days after completion of the tax equalization settlement statement, then, unless Gardner Denver, Inc. and I have agreed otherwise in writing, Gardner Denver, Inc. shall have the right to:

    a) reduce any foreign assignment allowances or reimbursements due to me, and/or

    b) reduce future amounts paid to me whether as wages, salary or other compensation for services performed in light of my having received wage advances that I have not yet earned.

The total obligation will become immediately due and payable if my employment with Gardner Denver, Inc. or any of its affiliate corporations is terminated, whether voluntarily or involuntarily.

If I fail to furnish tax records in response to a request by Gardner Denver, Inc. pursuant to this Agreement, or cease employment with Gardner Denver, Inc. or any of its subsidiaries for any reason before the tax records needed to complete the year-end tax equalization settlement statement under this Agreement are available, then Gardner Denver, Inc. shall have the right to calculate such amounts by making reasonable assumptions of probable taxes. If an amount is owed to Gardner Denver, Inc., Gardner Denver, Inc. shall also have the right to require immediate payment of such amount, including the right to reduce future amounts paid to me whether as wages, salary or other compensation for services performed in light of my having received wage advances that I have not yet earned, unless Gardner Denver, Inc. and I have agreed otherwise in writing.

Any questions concerning this Agreement with Gardner Denver, Inc. have been fully explained to my satisfaction. I accept that all interpretations under this agreement shall be controlled by Gardner Denver, Inc. Gardner Denver, Inc. shall have the right and privilege at any time it deems necessary and proper to amend, add, or delete provisions to and from the Tax Equalization Agreement without prior notice.

I understand and agree that all tax positions affecting income, deductions and credits outside the scope of the Agreement (i.e., amounts not covered under the Tax Equalization process) are the responsibility of the employee. Gardner Denver, Inc. is not liable for any taxes, penalties, or interest resulting from a successful challenge by any tax authority of any item not covered under the Tax Equalization process.

In addition, I understand the employee is fully responsible for all penalties and interest charges assessed by any tax authority due to the employee's failure to (1) provide information to Rubin Brown LLP in a timely basis, (2) notify Rubin Brown LLP of any significant personal income or investment transactions, or (3) cooperate with Gardner Denver, Inc. with respect to the tax equalization process.

I acknowledge having understood the Tax Equalization Agreement of Gardner Denver, Inc. and understand the personal impact to this Agreement.

By signing, I accept all terms and conditions of this Tax Equalization
Agreement.

Acknowledgment and acceptance:

/s/ Michael S. Carney
-------------------------------             -----------------------------
Michael S. Carney                           Employee ID Number

                                            February 19, 2006
-------------------------------             -----------------------------
Signature                                   Date

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
                                          Summary of International Assignment Provisions

IA Name:                   Michael S. Carney
Assignment Location:       Schopfheim, Germany
Payroll Location:          Peachtree City, GA, USA
Payroll Calendar:          Semi-monthly / 24 pay periods per year


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                                                         AMOUNT IN HOME OR HOST
                                                            COUNTRY CURRENCY                      FREQUENCY OF PAYMENT
-----------------------------------------------------------------------------------------------------------------------------------
BASE SALARY                                             USD 263,000.00 per annum              USD 10,958.33 per pay period
-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL-TAX *                                      USD (84,290.00) per annum            USD (3,512.08) per pay period
(Deduction)
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DESTINATION SERVICES                                                                  Direct billed to vendor by Cendant Mobility
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SHIPMENT OF AUTO TO AND FROM GERMANY                                                  Paid directly to vendor by Cendant Mobility
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VISA & IMMIGRATION                                                                    Paid directly to vendor by Cendant Mobility
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SHIPMENT OF GOODS TO AND FROM                                                               Paid directly to vendor by Cendant
 GERMANY AND FURNITURE RENTAL                                                                  Mobility MAXIMUN USD 25,000
 WHILE ON ASSIGNMENT                                                                               DURING THE ASSIGNMENT
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                                                                                       Economy airfare, expenses reimbursed upon
EN-ROUTE TRAVEL                                                                         submission to Cendant Mobility (approved
                                                                                      assignment expense report form and receipts)
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                                                                                         One-time payment of USD 3,000.00, per
MAJOR APPLIANCE ALLOWANCE                                                                         client authorization
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MISCELLANEOUS RELOCATION PAYMENT                        Per Client authorization           USD 10,958.33 through home payroll
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GOODS & SERVICES ALLOWANCE                               USD 75,624.00 per annum              USD 3,151.00 per pay period
-----------------------------------------------------------------------------------------------------------------------------------
TENANCY MANAGEMENT (Home Management                                                              Direct billed to Company
 Services)                                                                                          by Cendant Mobility
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                                                                      Page 5

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
HOST COUNTRY HOUSING                                    EUR 19,200.00 per annum           EUR 800.00  per pay  period (or paid
ALLOWANCE **                                                                             direct to landlord by Cendant Mobility)
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HOST UTILITIES                                          Up to EUR 2,568.00 per annum           EUR 107.00 per pay period
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                                                                                         An automobile will be made available in
AUTOMOBILE ALLOWANCE                                                                    accordance with, and pursuant to, Gardner
                                                                                                 Denver's fleet policy.
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EDUCATION                                                                                 Expenses reimbursed upon submission to
                                                                                              Cendant based on actual invoices
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                                                                                       Maximum allowance is USD 15,000 including
                                                                                          economy airfare, hotel & car rental,
ANNUAL HOME LEAVE                                                                        expenses reimbursed upon submission to
                                                                                         Cendant Mobility (approved assignment
                                                                                           expense report form and receipts)
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                                                                                               Arranged and paid by local
                                                                                            management, or expenses reimbursed
EMERGENCY TRAVEL                                                                            upon submission to Cendant Mobility
                                                                                            (approved assignment expense report
                                                                                                   form and receipts)
--------------------------------------------------------------------------------------------------------------------------------
                                                        Your International Assignment will be covered by the Gardner Denver, Inc.
                                                        Tax Equalization Agreement. The Company's philosophy regarding tax equalization is that as an international assignee, you will neither materially gain nor lose from the difference in income and social tax costs between your home and host countries, within certain parameters.

                                                        Gardner Denver, Inc. has retained an independent tax accounting firm, Rubin
                                                        Brown LLP to provide assistance with the preparation of both your home and
TAXES                                                   local country income tax returns and to prepare annual tax equalization calculations. Please contact James R. Ritts (314) 290-3400 to arrange a tax orientation meeting.

                                                        Payment of allowances will not commence until you have met with Rubin Brown
                                                        LLP and have completed all required steps necessary to implement a hypothetical tax withholding.

                                                        Fees associated with personal financial planning and other tax services that you request from Rubin Brown LLP shall be borne by you personally.
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                                                                      Page 6


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

                                                      REPATRIATION (1)

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REPATRIATION ALLOWANCE                                                                   USD 10,958.33 per client authorization
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                                                                                        Economy airfare, expenses reimbursed upon
FINAL TRIP                                                                               submission to Cendant Mobility (approved
                                                                                       assignment expense report form and receipts)
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
 * Estimate - actual hypothetical home country tax will be determined after your consultation with the Rubin Brown LLP.

** Host Country Housing Cost reflects rent/lease amount only. Any local tax or other fees are in addition to amount indicated.

(1) While the Company cannot provide a guarantee of any specific assignment upon return to your home country, the Company will attempt to assign you to a position in keeping with both experience and performance.

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